UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number  811-3445
                                                      --------

                                THE MERGER FUND
                                ---------------
               (Exact name of registrant as specified in charter)

                             100 SUMMIT LAKE DRIVE
                             ---------------------
                            VALHALLA, NEW YORK 10595
                            ------------------------
              (Address of principal executive offices) (Zip code)

                               FREDERICK W. GREEN
                               ------------------
                                THE MERGER FUND
                                ---------------
                             100 SUMMIT LAKE DRIVE
                             ---------------------
                            VALHALLA, NEW YORK 10595
                            ------------------------
                    (Name and address of agent for service)

                                 1-800-343-8959
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: SEPTEMBER 30
                         ------------

Date of reporting period:  SEPTEMBER 30, 2005
                           ------------------

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                                      THE
                                     MERGER
                                    FUND(R)

                                 ANNUAL REPORT

                               SEPTEMBER 30, 2005

                                                               November 16, 2005

Dear Fellow Shareholder:

  As previously reported, The Merger Fund(R) showed a gain of 5.9% in its fiscal year ended September 2005. A healthy level of M&A activity provided the Fund with a tailwind during much of this period, but we did encounter a few pockets of turbulence that weighed on our results. More specifically, of the approximately 200 arbitrage situations in which we held positions during fiscal 2005, 12, or about 6%, were either terminated, renegotiated or put at risk by issues that remained unresolved at the end of September. In fiscal 2004, roughly 10% of our investments fell into the "troubled" category. We'd like to think that this year-over-year improvement was due entirely to better deal selection on our part, but a long career in merger arbitrage has taught us that a little luck doesn't hurt, either. Rounding out the list of the most important drivers of the Fund's performance, arbitrage spreads-the percentage profit to be made on successful deals-were generally a little more favorable in the 12 months ended September. Because many arbitrageurs use borrowed funds to enhance returns, the upward trend in short-term interest rates has led to higher rate-of-return requirements and wider spreads on newly announced deals.

  As is customary in these annual reports, we have included a series of charts which reflect the nature of the arbitrage opportunities in which the Fund has recently invested. Chart 1 shows that as of September 30, friendly transactions represented more than 98% of the dollar value of our equity holdings, while unsolicited, or hostile, takeover attempts accounted for less than 2%. The latter figure, which is down from 5% a year earlier, indicates that hostile deals continue to make up a relatively small percentage of total M&A activity. Many would-be acquirers apparently have concluded that friendly takeovers are hard enough to get right and that hostile deals are even more problematic. Such concerns are well-founded. As we have noted on numerous occasions over the years, for a hostile takeover attempt to succeed, the stars must be in perfect alignment for the bidder, and such opportunities come around about as often as Halley's Comet. Not only are target companies routinely protected by poison pills, staggered boards and other takeover defenses that have withstood legal challenge, but many companies have also chosen to be legally domiciled in states whose corporate-governance statutes are especially unfriendly to hostile suitors. Presumed by the courts to be acting in their shareholders' best interests, corporate boards are generally free to reject unsolicited offers out of hand, even richly valued bids that would have the support of those very same shareholders. Only a highly motivated acquirer willing to wage a protracted battle can hope to prevail against the "just say no" defense, and even with such a commitment, victory is not assured; at the eleventh hour, a white knight may agree to pay more and steal the prize. In last year's annual report, we wrote about Oracle's dogged pursuit of PeopleSoft, an effort that eventually succeeded but only after the buyer invested 19 months in the process. This year's award for the most-persistent suitor goes to Omnicare, which finally was able to acquire rival NeighborCare after a struggle that lasted 14 months. To put this award in perspective, however, there were very few other candidates.

  Chart 2 shows that approximately 88% of the acquisitions in which the Fund has recently invested are strategic in nature, meaning combinations that involve a corporate buyer-typically operating in the same industry as the target-whose objective in doing the transaction is to enhance shareholder value on a longer-term basis. The rest are financial deals, mostly going-private transactions in which an investor group that includes the target's management uses large amounts of borrowed money to buy out the public shareholders. In most cases, the goal in such highly leveraged deals is to pay down debt and then either sell or IPO the company, ideally within a relatively short time frame of just a few years. At the end of September, financial transactions represented about 12% of our arbitrage investments, up from 7% a year earlier and the highest level since we
started keeping this statistic in 1996.   Although there are multiple
explanations for the fact that financial players now account for a bigger share of M&A activity, at the top of the list is the vast pile of cash available for leveraged deals. Buyout firms are estimated to have access to as much as $150 billion in uncommitted equity capital. These funds, in turn, can be leveraged several times over with debt financing. And the increased willingness of financial buyers to work together on certain deals-seven private-equity firms took part in the $11 billion purchase of SunGard Data Systems-means that even larger targets can be pursued, with the result that relatively few publicly traded companies are too big to be taken private. These "club" deals also help to avoid bidding contests among private-equity shops. Another reason for the upturn in going-private deals is that a growing number of corporate executives have become frustrated with the burdens of public ownership, including compliance with Sarbanes-Oxley, an unprecedented degree of scrutiny by regulators and the financial press, shareholder activism and Wall Street's obsession with short-term results. For these executives, the choice between continuing to operate in a goldfish bowl and taking a shot at making serious money with a successful LBO may not be that close a call. From a merger-arbitrage perspective, we tend to prefer strategic deals to LBOs because the latter have historically been a little more accident-prone, and we adjust our rate-of-return requirements accordingly.

  Chart 3 shows the type of consideration to be received by the selling company's shareholders in transactions in which The Merger Fund(R) held positions at the end of September. This year's chart shows that when it comes to deal-making, cash is king. Mergers and acquisitions involving at least some cash make up 73% of the Fund's portfolio, while all-stock transactions account for just 13%, down from 33% two years ago. The growing preference for cash can be explained by the same factors that we discussed in last year's annual report: the reluctance of many acquirers to issue new shares at what they consider to be unattractive price levels; the fact that takeovers are often more accretive to the buyer's bottom line when done as all-cash deals, especially when borrowing costs remain relatively low; the upturn in going-private transactions, in which the target's shareholders receive only cash; and the preference of some sellers for cash deals, whose value is unaffected by fluctuations in equity prices. Another factor is at work this year. Corporate balance sheets are bulging with cash, and using a portion of it to make acquisitions may be a strategically attractive option for many companies. Spending excess cash for takeovers can serve another purpose, as well. Cash-heavy balance sheets sometimes attract activist shareholders who demand large stock buybacks or special dividends, options that may not be in the company's best interests on a longer-term basis. In evaluating potential arbitrage investments for the Fund, the mix of cash and stock to be received is generally not that important to us, but deal terms do impact our hedging strategies. When investing in stock-for-stock mergers with fixed exchange ratios, we attempt to lock in the arbitrage spread by selling short the acquirer's shares at the same time that a long position is established in the target. In this way, the Fund is hedged against a decline in the acquirer's stock price prior to the close of the transaction.

  Chart 4 shows our investments grouped by economic sector. The Fund's holdings continue to be fairly well diversified, with no sector accounting for more than 20% of the portfolio. For the second year in a row, healthcare deals represent the largest percentage of our investments, while the financial-services sector, historically a fertile area for M&A, has moved into second place. The biggest change from fiscal 2004 is the decline in the Fund's exposure to telecommunications, a sector which last year represented 18% of our holdings but now accounts for just 4%. The past year saw a number of large telecom mergers, but few of these deals appeared to offer compelling arbitrage opportunities, and we chose to invest elsewhere. The consumer non-durables sector, which includes food and beverage companies, clothing manufacturers and suppliers of other consumer staples, now represents the Fund's third-largest exposure, up from just 6% a year earlier. Because we take a "bottom- up" approach to deal selection, the issues that are specific to a given merger or takeover play a much greater role in our analysis than such "macro" factors as the sector in which the companies operate. Having said that, we do attempt to diversify our investments by industry group in order to make the Fund less vulnerable to systemic risk, or the risk that unexpected industry-specific events could adversely impact a number of pending deals at the same time.

  Chart 5 shows the Fund's arbitrage investments grouped by the geographic region in which the target company is domiciled. At the end of fiscal 2005, approximately 86% of the deals in our portfolio involved U.S.-based targets, while 14% involved targets located in Canada, Europe and Asia. A year earlier, non-U.S. deals accounted for about 9% of our investments. Although The Merger Fund(R) has the resources and expertise to invest globally, we recognize that foreign deals play out against a different political, corporate-governance and regulatory backdrop than comparable transactions in the U.S., and the Fund won't invest overseas unless we have done our homework and have a firm handle on the risks involved. Speaking of risks, the Fund routinely hedges the currency risk in cross-border deals, so that fluctuations in exchange rates rarely have a material impact on our returns.

  Chart 6 shows the total dollar value of mergers and acquisitions in the U.S., by quarter, since 1991. The chart indicates that M&A activity has recovered smartly from the depressed levels of 2002 but remains well below the record pace seen in the 1998-2000 period, when the annual volume of corporate reorganizations averaged close to $1.5 trillion. Of the many reasons for the recent strength in deal-making, probably the most important is the return of confidence to corporate boardrooms. A few years ago, executives had to deal with the aftermath of 9/11 and the attendant economic and geopolitical uncertainties. At about the same time, a wave of accounting scandals raised questions about the adequacy of Corporate America's financial controls, and directors were reluctant to greenlight acquisitions until they could be assured that their own house was in order and that the financial statements of potential targets could be relied upon. Now that the U.S. economy has shown its resiliency-even in the face of record trade and budget deficits and soaring energy prices-and accounting-related concerns have been addressed, executives are better able to focus on how to position their companies for the long term. This is a process that often involves consideration of mergers, acquisitions or some other type of corporate reorganization. Investment bankers have another reason to be optimistic these days. An increasing number of newly announced transactions are being well-received by investors. Transformational deals that take the acquirer in an entirely new direction or acquisitions dependent on aggressive assumptions regarding revenue synergies are still a hard sell, but straightforward combinations that promise realistic cost savings are now often given the benefit of the doubt, especially if the takeover premium is not too generous. Absent an external shock to the system, we expect that M&A activity will remain strong and that the Fund will have a good supply of new deals in which to invest.
                                      Sincerely,

                                      /s/Frederick W. Green

                                      Frederick W. Green
                                      President

                                    CHART 1

                             PORTFOLIO COMPOSITION
                              BY TYPE OF DEAL*<F1>

                         Friendly                 98.5%
                         Hostile                   1.5%

                                    CHART 2

                             PORTFOLIO COMPOSITION
                             BY TYPE OF BUYER*<F1>

                         Strategic                87.5%
                         Financial                12.5%

                                    CHART 3

                             PORTFOLIO COMPOSITION
                               BY DEAL TERMS*<F1>

               Stock with Fixed Exchange Ratio               9.1%
               Stock with Flexible Exchange Ratio            4.1%
               Cash & Stock                                 26.7%
               Cash                                         46.0%
               Undetermined                                 14.1%

*<F1>  Data as of September 30, 2005

                                    CHART 4

                             PORTFOLIO COMPOSITION
                                 BY SECTOR*<F2>

                    Healthcare                         20.4%
                    Financial Services                 19.0%
                    Consumer Non-Durables              16.3%
                    Consumer Services                  10.1%
                    Media & Entertainment               9.6%
                    Technology                          6.8%
                    Energy                              6.7%
                    Business Services                   4.3%
                    Telecommunications                  3.8%
                    Capital Goods                       2.6%
                    Transportation                      0.4%

                                    CHART 5

                             PORTFOLIO COMPOSITION
                                 BY REGION*<F2>

                    United States                      86.5%
                    Europe                              6.9%
                    Canada                              5.3%
                    Asia                                1.3%

*<F2>  Data as of September 30, 2005


                                    CHART 6

                                MERGER ACTIVITY
                                  1991 - 2005

Year     First Quarter      Second Quarter     Third Quarter     Fourth Quarter
----     -------------      --------------     -------------     --------------
1991         $19.9516           $20.5286          $27.3834           $16.3747
1992         $16.6579           $30.7912          $16.1062           $20.9834
1993         $20.3626           $30.0446          $72.4562           $64.2678
1994         $43.9419           $41.2508          $79.3201           $58.3516
1995         $63.2519          $109.5822         $138.6244           $92.8259
1996         $81.5836          $147.5119         $114.5835          $180.8346
1997        $157.8150          $135.3298         $146.4147          $247.8092
1998        $207.8147          $667.8133         $273.4782          $271.3921
1999        $344.2760          $473.5610         $227.3533          $495.8469
2000        $495.6549          $238.7511         $432.3114          $264.6629
2001        $161.5246          $138.7080         $154.2153          $121.5994
2002         $45.7014           $60.8711          $95.8875           $44.3849
2003         $36.7571           $57.2983          $72.9279          $161.5566
2004        $246.3650          $108.3242          $97.1393          $188.5744
2005        $209.7712          $225.6564         $131.2077

Source: Securities Data Corp.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                       IN THE MERGER FUND AND THE S&P 500

                  Date          The Merger Fund         S&P 500
                  ----          ---------------         -------
                9/30/95             $10,000             $10,000
                9/30/96             $11,121             $12,033
                9/30/97             $12,325             $16,900
                9/30/98             $12,426             $18,429
                9/30/99             $15,074             $23,553
               9/30/2000            $17,961             $26,682
               9/30/2001            $18,666             $19,579
               9/30/2002            $17,099             $15,568
               9/30/2003            $19,131             $19,366
               9/30/2004            $19,512             $22,053
               9/30/2005            $20,659             $24,755

                                                        AVERAGE
                                                  ANNUAL TOTAL RETURN
                                          ------------------------------------
                           1 YR.          3 YR.          5 YR.          10 YR.
                           -----          -----          -----          ------
The Merger Fund            5.88%          6.51%          2.84%          7.53%

The Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. This chart assumes an initial gross investment of $10,000 made on September 30, 1995. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

THE MERGER FUND
EXPENSE EXAMPLE
SEPTEMBER 30, 2005

As a shareholder of the Fund, you incur two types of costs: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 for the period 4/01/05 - 9/30/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop-payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. If you request that a redemption be made by wire transfer, a $15.00 fee will be charged by the Fund's transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 30 calendar days after you purchase them. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                               BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
                                  VALUE 4/1/05       VALUE 9/30/05     PERIOD 4/1/05 - 9/30/05*<F7>
                               -----------------     --------------    ----------------------------
Actual +<F3> (1)<F5>               $1,000.00           $1,028.00                  $8.80
Hypothetical ++<F4> (2)<F6>        $1,000.00           $1,016.39                  $8.74

  +<F3> Excluding dividends on short positions and interest expense, your actual cost of investment in the Fund would be $6.91.
 ++<F4> Excluding dividends on short positions and interest expense, your hypothetical cost of investment in the Fund would be $6.88.
(1)<F5> Ending account values and expenses paid during period based on a 2.80% return. This actual return is net of expenses.
(2)<F6> Ending account values and expenses paid during period based on a 5.00% annual return before expenses.
  *<F7> Expenses are equal to the Fund's annualized expense ratio of 1.73%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE MERGER FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2005

  SHARES                                                             VALUE
  ------                                                             -----
COMMON STOCKS -- 116.68%

             APPAREL MANUFACTURERS -- 3.79%
    592,800  Reebok International Ltd.(i)<F16>                  $   33,534,696
  1,311,600  Tommy Hilfiger Corporation(a)<F8>(i)<F16>              22,756,260
                                                                --------------
                                                                    56,290,956
                                                                --------------

             BANKS -- 8.70%
    697,520  Amegy Bancorporation, Inc.(e)<F12>                     15,784,878
    568,882  Bayerische Hypo-und Vereinsbank AG(a)<F8>(e)<F12>      16,020,417
  2,179,053  Hibernia Corporation -- Class A(g)<F14>                65,458,752
    541,799  Westcorp(i)<F16>                                       31,911,961
                                                                --------------
                                                                   129,176,008
                                                                --------------

             BROADCASTING -- 3.26%
  1,541,200  Lin TV Corp -- Class A(a)<F8>(g)<F14>                  21,499,740
    493,850  SBS Broadcasting SA(a)<F8>(i)<F16>                     26,845,686
                                                                --------------
                                                                    48,345,426
                                                                --------------

             BROKERAGE SERVICES -- 1.93%
  5,773,944  Instinet Group Incorporated(i)<F16>                    28,696,502
                                                                --------------

             BUILDING PRODUCTS -- 0.94%
    250,000  York International Corporation(i)<F16>                 14,017,500
                                                                --------------

             CABLE TV -- 3.82%
  1,849,000  Cablevision Systems Corporation(a)<F8>(g)<F14>         56,708,830
                                                                --------------

             COMPUTER SOFTWARE -- 6.00%
    176,951  Macromedia, Inc.(a)<F8>                                 7,196,597
  5,795,000  Siebel Systems, Inc.(i)<F16>                           59,862,350
    601,098  SS&C Technologies, Inc.(i)<F16>                        22,024,231
                                                                --------------
                                                                    89,083,178
                                                                --------------

             CONSUMER FINANCE -- 7.11%
    474,984  E-LOAN, Inc.(a)<F8>(h)<F15>                             1,990,183
  2,673,700  MBNA Corporation(h)<F15>                               65,879,968
  1,113,500  Metris Companies Inc.(a)<F8>(h)<F15>                   16,290,505
    388,010  Providian Financial Corporation(a)<F8>(g)<F14>          6,860,017
    215,300  WFS Financial Inc.(f)<F13>                             14,466,007
                                                                --------------
                                                                   105,486,680
                                                                --------------

             DATABASE MARKETING SERVICES -- 0.79%
  1,108,413  infoUSA, Inc.(f)<F13>                                  11,771,346
                                                                --------------

             DEFENSE ELECTRONICS -- 0.98%
    354,275  Engineered Support Systems, Inc.(f)<F13>               14,539,446
                                                                --------------

             DEPARTMENT STORES -- 2.15%
    318,700  The Neiman Marcus Group, Inc. -- Class A(i)<F16>       31,854,065
                                                                --------------

             DIAGNOSTIC TESTING -- 0.97%
    329,500  LabOne, Inc.(a)<F8>(f)<F13>                            14,333,250
                                                                --------------

             DIALYSIS PRODUCTS & SERVICES -- 3.09%
    968,500  Renal Care Group, Inc.(a)<F8>(i)<F16>                  45,829,420
                                                                --------------

             DIVERSIFIED CONSUMER PRODUCTS -- 6.33%
  1,619,830  The Gillette Company(d)<F11>(e)<F12>                   93,907,214
                                                                --------------

             DIVERSIFIED ENTERTAINMENT -- 2.36%
  1,937,800  Time Warner Inc.(g)<F14>                               35,093,558
                                                                --------------

             EDUCATIONAL PRODUCTS -- 2.93%
    892,611  School Specialty, Inc.(a)<F8>(i)<F16>                  43,541,564
                                                                --------------

             ELECTRONIC EQUIPMENT -- 0.84%
  1,039,200  Leitch Technology Corporation(a)<F8>(f)<F13>           12,398,885
                                                                --------------

             FOOD & BEVERAGES -- 6.66%
  1,055,119  Dreyer's Grand Ice Cream Holdings, Inc.(e)<F12>        86,614,719
    385,900  Vincor International Inc.(a)<F8>(f)<F13>               12,206,058
                                                                --------------
                                                                    98,820,777
                                                                --------------

             FOOD RETAILING -- 2.75%
  1,592,700  Albertson's, Inc.                                      40,852,755
                                                                --------------

             HEALTHCARE FACILITIES -- 1.15%
  1,392,900  Beverly Enterprises, Inc.(a)<F8>(g)<F14>               17,063,025
                                                                --------------

             HOME HEALTHCARE -- 0.42%
    196,500  Apria Healthcare Group, Inc.(a)<F8>(g)<F14>             6,270,315
                                                                --------------

             INSURANCE -- 1.57%
  4,479,500  Skandia Forsakrings AB(e)<F12>                         23,343,067
                                                                --------------

             LOTTERY SERVICES -- 2.94%
  1,361,400  GTECH Holdings Corporation(g)<F14>                     43,646,484
                                                                --------------

             MANAGED CARE -- 2.53%
    470,750  PacifiCare Health Systems, Inc.(a)<F8>(i)<F16>         37,556,435
                                                                --------------

             MEDICAL DEVICES -- 8.13%
  1,048,400  Guidant Corporation(g)<F14>                            72,224,276
    640,573  INAMED Corporation(a)<F8>(i)<F16>                      48,478,565
                                                                --------------
                                                                   120,702,841
                                                                --------------

             MEDICAL INFORMATION SYSTEMS -- 1.78%
  1,400,300  NDCHealth Corporation(i)<F16>                          26,493,676
                                                                --------------

             OFFICE PRODUCTS -- 0.35%
    430,226  Dictaphone Corporation(a)<F8>(d)<F11>                   5,162,712
                                                                --------------

             OIL & GAS DISTRIBUTION -- 1.28%
    619,300  Terasen Inc.(e)<F12>                                   18,981,212
                                                                --------------

             OIL & GAS EXPLORATION & PRODUCTION -- 6.20%
    688,900  PetroKazakhstan Inc. -- Class A(g)<F14>                37,496,827
    843,300  Spinnaker Exploration Company(a)<F8>(i)<F16>           54,553,077
                                                                --------------
                                                                    92,049,904
                                                                --------------

             OILFIELD EQUIPMENT & SERVICES -- 0.66%
    200,000  Precision Drilling Corporation(a)<F8>(i)<F16>           9,858,000
                                                                --------------

             PHARMACEUTICALS -- 3.85%
    888,000  Chiron Corporation(a)<F8>(g)<F14>                      38,734,560
     16,000  ID Biomedical Corporation(a)<F8>(h)<F15>                  480,800
    678,000  IVAX Corporation(a)<F8>(f)<F13>                        17,872,080
                                                                --------------
                                                                    57,087,440
                                                                --------------

             PHARMACY SERVICES -- 0.62%
    332,900  Priority Healthcare Corporation(a)<F8>(f)<F13>          9,274,594
                                                                --------------

             PUBLISHING & MARKET RESEARCH -- 2.55%
  1,196,150  IMS Health Incorporated(f)<F13>                        30,107,096
    250,000  VNU NV(d)<F11>(e)<F12>                                  7,800,204
                                                                --------------
                                                                    37,907,300
                                                                --------------

             REAL ESTATE INVESTMENT TRUSTS -- 3.58%
    303,833  Capital Automotive REIT                                11,761,375
    947,800  Gables Residential Trust(e)<F12>                       41,371,470
                                                                --------------
                                                                    53,132,845
                                                                --------------

             RESTAURANTS -- 2.64%
    869,200  Wendy's International, Inc.(i)<F16>                    39,244,380
                                                                --------------

             SATELLITE COMMUNICATIONS -- 2.16%
  1,325,300  PanAmSat Holding Corp.(i)<F16>                         32,072,260
                                                                --------------

             SPECIALTY RETAILING -- 4.63%
  1,157,704  Brookstone, Inc.(a)<F8>(e)<F12>                        23,084,618
    680,294  Electronics Boutique Holdings Corp.(a)<F8>(e)<F12>     42,749,675
    173,200  Party City Corporation(a)<F8>                           2,930,544
                                                                --------------
                                                                    68,764,837
                                                                --------------

             TELEPHONY -- 4.24%
  3,615,898  Price Communications Corporation(a)<F8>(i)<F16>        59,481,522
  1,331,800  Versatel Telecom International NV(a)<F8>                3,520,106
                                                                --------------
                                                                    63,001,628
                                                                --------------
             TOTAL COMMON STOCKS
               (Cost $1,716,604,303)                             1,732,360,315
                                                                --------------

WARRANTS -- 0.00%
             Dictaphone Corporation
    241,889    Expiration: March, 2006,
               Exercise Price: $20.000(d)<F11>                          15,239
                                                                --------------
             TOTAL WARRANTS
               (Cost $26,608)                                           15,239
                                                                --------------

CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
PUT OPTIONS PURCHASED -- 0.08%
             Standard and Poor's 500 Index
      1,500    Expiration: December, 2005,
               Exercise Price: $1,150.00                             1,095,000
                                                                --------------
             TOTAL PURCHASED OPTIONS
               (Cost $2,795,100)                                     1,095,000
                                                                --------------

PRINCIPAL AMOUNT
----------------
TAX ESCROW NOTES -- 0.08%
 $2,244,534  NextWave Wireless LLC Secured Note                      1,234,494
                                                                --------------
             TOTAL TAX ESCROW NOTES
               (Cost $1,234,494)                                     1,234,494
                                                                --------------

CONVERTIBLE BONDS -- 0.15%
             Adelphia Communications Corporation
 27,725,000    6.000%, 02/15/2006(b)<F9>                             1,109,000
 26,583,000    3.250%, 05/01/2021(b)<F9>                             1,063,320
                                                                --------------
                                                                     2,172,320
                                                                --------------
             TOTAL CONVERTIBLE BONDS
               (Cost $19,481,852)                                    2,172,320
                                                                --------------

CORPORATE BONDS -- 3.99%
             Adelphia Communications Corporation
 11,818,000    9.375%, 11/15/2009(b)<F9>                             9,218,040
 23,905,000    10.250%, 06/15/2011(b)<F9>                           18,526,375
 11,695,000    9.250%, 10/01/2022(b)<F9>                             8,712,775
 10,000,000  Brookstone Company Inc.
               12.000%, 10/15/2012
               (Acquired 09/23/2005,
               Cost $9,883,300)(c)<F10>(e)<F12>                      9,900,000
 14,500,000  Toys "R" Us, Inc.
               7.875%, 04/15/2013(f)<F13>                           12,905,000
                                                                --------------
             TOTAL CORPORATE BONDS
               (Cost $65,766,031)                                   59,262,190
                                                                --------------

SHORT TERM INVESTMENTS -- 0.00%

             VARIABLE RATE DEMAND NOTES -- 0.00%
        882  U.S. Bank, 3.590%                                             882
                                                                --------------
             TOTAL SHORT TERM INVESTMENTS (Cost $882)                      882
                                                                --------------
             TOTAL INVESTMENTS (Cost $1,805,909,270)            $1,796,140,440
                                                                --------------
                                                                --------------

Percentages are stated as a percent of net assets.
 (a)<F8>  Non-income producing security.
 (b)<F9>  Security in default.
(c)<F10>  Restricted under Rule 144A of the Securities Act of 1933.
(d)<F11>  Fair-valued security.
(e)<F12> All or a portion of the shares have been committed as collateral for open short options.
(f)<F13> All or a portion of the shares have been committed as collateral for foreign currency contracts.
(g)<F14> All or a portion of the shares have been committed as collateral for written option contracts.
(h)<F15> All or a portion of the shares have been committed as collateral for equity swap contracts.
(i)<F16> All or a portion of the shares have been committed as collateral for the credit facility.

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2005

  SHARES                                                              VALUE
  ------                                                              -----
 1,048,000  Adelphia Communications Corporation -- Class A        $     94,320
   244,097  Adobe Systems Incorporated                               7,286,295
 1,338,950  Bank of America Corporation                             56,369,795
   373,600  Capital One Financial Corporation                       29,708,672
    35,325  DRS Technologies, Inc.                                   1,743,642
   536,253  GameStop Corporation -- Class A                         16,875,882
    72,125  Kinder Morgan, Inc.                                      6,935,540
   908,775  Medicis Pharmaceutical Corporation -- Class A           29,589,714
 1,584,975  The Procter & Gamble Company                            94,242,614
   287,194  Teva Pharmaceutical Industries, Ltd. -- ADR              9,598,023
   517,785  UnitedHealth Group, Incorporated                        29,099,517
   423,284  Verizon Communications Inc.                             13,837,154
   626,212  VNU NV                                                  19,538,326
 1,006,285  Wachovia Corporation                                    47,889,103
   159,285  Washington Mutual, Inc.                                  6,247,158
   141,000  Zions Bancorporation                                    10,040,610
                                                                  ------------
            TOTAL SECURITIES SOLD SHORT
              (Proceeds $371,212,096)                             $379,096,365
                                                                  ------------
                                                                  ------------

ADR - American Depository Receipt

                     See notes to the financial statements.

THE MERGER FUND
SCHEDULE OF OPTIONS WRITTEN
SEPTEMBER 30, 2005

CONTRACTS (100 SHARES PER CONTRACT)                                   VALUE
-----------------------------------                                   -----
CALL OPTIONS
          Albertson's, Inc.
 14,149     Expiration: October, 2005, Exercise Price: $22.50      $ 4,527,680
  1,778     Expiration: October, 2005, Exercise Price: $25.00          186,690
  1,965   Apria Healthcare Group, Inc.                                  44,213
            Expiration: October, 2005, Exercise Price: $35.00
  1,000   Beverly Enterprises, Inc.                                      5,000
            Expiration: October, 2005, Exercise Price: $12.50
          Cablevision Systems Corporation
  5,975     Expiration: October, 2005, Exercise Price: $30.00          717,000
  2,500     Expiration: October, 2005, Exercise Price: $32.50           37,500
  8,880   Chiron Corporation                                         1,620,600
            Expiration: October, 2005, Exercise Price: $42.50
 13,614   GTECH Holdings Corporation                                 1,497,540
            Expiration: October, 2005, Exercise Price: $32.50
          Guidant Corporation
    750     Expiration: October, 2005, Exercise Price: $65.00          412,500
  9,734     Expiration: October, 2005, Exercise Price: $70.00        1,898,130
  3,713   Hibernia Corporation -- Class A                              167,085
            Expiration: October, 2005, Exercise Price: $30.00
  1,757   Lin TV Corp -- Class A                                        17,570
            Expiration: October, 2005, Exercise Price: $15.00
          PetroKazakhstan Inc. -- Class A
  6,457     Expiration: October, 2005, Exercise Price: $50.00        3,228,500
    432     Expiration: November, 2005, Exercise Price: $50.00         233,280
  2,000   Precision Drilling Corporation                               361,290
            Expiration: October, 2005, Exercise Price: $56.00
 19,378   Time Warner Inc.                                             678,230
            Expiration: October, 2005, Exercise Price: $18.00
          Transkaryotic Therapies, Inc.
  1,993     Expiration: October, 2005, Exercise Price: $35.00          398,600
    835     Expiration: October, 2005, Exercise Price: $40.00               --
  8,692   Wendy's International, Inc.                                1,216,880
            Expiration: October, 2005, Exercise Price: $45.00
  2,500   York International Corporation                               300,000
            Expiration: October, 2005, Exercise Price: $55.00
                                                                   -----------
                                                                    17,548,288
                                                                   -----------
PUT OPTIONS
  1,500   Standard and Poor's 500 Index
            Expiration: December, 2005, Exercise Price: $1,075.00      330,000
                                                                   -----------
          TOTAL OPTIONS WRITTEN
            (Premiums received $23,611,205)                        $17,878,288
                                                                   -----------
                                                                   -----------

                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2005

ASSETS:
   Investments, at value (Cost $1,805,909,270)                                                            $1,796,140,440
   Deposit at brokers for short sales                                                                         68,833,500
   Receivable from brokers for proceeds on securities sold short                                             375,415,717
   Receivable for investments sold                                                                            20,580,629
   Receivable for fund shares issued                                                                           2,124,613
   Receivable for forward currency exchange contracts                                                            445,120
   Dividends and interest receivable                                                                           8,084,182
   Prepaid expenses                                                                                               78,269
                                                                                                          --------------
          Total Assets                                                                                     2,271,702,470
                                                                                                          --------------
LIABILITIES:
   Securities sold short, at value (Proceeds of $371,212,096)                           $379,096,365
   Options written, at value (Premiums received $23,611,205)                              17,878,288
     See accompanying schedule
   Loan payable                                                                          334,095,000
   Payable to custodian                                                                    2,262,169
   Payable for short dividends                                                                83,008
   Payable for investment securities purchased                                            45,921,659
   Payable for fund shares redeemed                                                        1,799,549
   Payable for equity swap contracts                                                       3,064,963
   Investment advisory fee payable                                                         1,232,392
   Distribution fees payable                                                                 655,892
   Accrued expenses and other liabilities                                                    938,569
                                                                                        ------------
          Total Liabilities                                                                                  787,027,854
                                                                                                          --------------
NET ASSETS                                                                                                $1,484,674,616
                                                                                                          --------------
                                                                                                          --------------
NET ASSETS Consist Of:
   Accumulated undistributed net investment loss                                                          $     (442,029)
   Accumulated undistributed net realized gain on investments sold, foreign currency translations, forward currency exchange contracts, securities sold short, equity swap contracts, and written option contracts expired
     or closed                                                                                                11,054,079
   Net unrealized appreciation (depreciation) on:
     Investments                                                                        $ (9,768,830)
     Securities sold short                                                                (7,884,269)
     Written option contracts                                                              5,732,917
     Equity swap contracts                                                                  (580,856)
     Foreign currency translation                                                               (603)
     Forward currency exchange contracts                                                     445,120
                                                                                        ------------
     Net unrealized depreciation                                                                             (12,056,521)
   Paid-in capital                                                                                         1,486,119,087
                                                                                                          --------------
          Total Net Assets                                                                                $1,484,674,616
                                                                                                          --------------
                                                                                                          --------------
NET ASSET VALUE, offering price and redemption price per share
  ($1,484,674,616 / 94,109,909 shares of beneficial interest outstanding)                                         $15.78
                                                                                                                  ------
                                                                                                                  ------


                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2005

INVESTMENT INCOME:
   Interest                                                                                                  $12,019,769
   Dividend income on long positions
     (net of foreign withholding taxes of $195,139)                                                           10,421,552
                                                                                                             -----------
          Total investment income                                                                             22,441,321
                                                                                                             -----------
EXPENSES:
   Investment advisory fee                                                               $15,838,350
   Distribution fees                                                                       3,425,548
   Transfer agent and shareholder servicing agent fees                                       231,463
   Federal and state registration fees                                                        84,458
   Professional fees                                                                         250,289
   Trustees' fees and expenses                                                                42,895
   Custody fees                                                                              361,215
   Administration fee                                                                        663,650
   Fund accounting expense                                                                   206,344
   Reports to shareholders                                                                   304,819
   Dividends on short positions                                                            5,796,734
   Interest                                                                                  659,372
   Other                                                                                     184,626
                                                                                         -----------
          Total expenses before expense reimbursement by adviser                                              28,049,763
                                                                                                             -----------
   Expense reimbursement by adviser                                                                              (84,115)
                                                                                                             -----------
   Net Expenses                                                                                               27,965,648
NET INVESTMENT LOSS                                                                                           (5,524,327)
                                                                                                             -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on:
     Investments                                                                          86,423,302
     Securities sold short                                                               (25,515,779)
     Written option contracts expired or closed                                           20,679,280
     Equity swap contracts                                                                 1,901,206
     Foreign currency translation                                                            613,758
     Forward currency exchange contracts                                                     294,987
                                                                                         -----------
     Net realized gain                                                                                        84,396,754
   Change in unrealized appreciation / depreciation on:
     Investments                                                                         (25,558,778)
     Securities sold short                                                                37,224,918
     Written option contracts                                                                226,458
     Equity swap contracts                                                                (1,542,122)
     Foreign currency translation                                                            (24,576)
     Forward currency exchange contracts                                                     712,249
                                                                                         -----------
     Net unrealized gain                                                                                      11,038,149
                                                                                                             -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                                               95,434,903
                                                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                         $89,910,576
                                                                                                             -----------
                                                                                                             -----------

                     See notes to the financial statements.

THE MERGER FUND
STATEMENT OF CASH FLOWS
SEPTEMBER 30, 2005

CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
   Sales of capital shares                                                           $   312,111,072
   Repurchases of capital shares                                                        (597,964,690)
   Net change in receivables / payables related to capital
     share transactions                                                                     (511,381)
                                                                                     ---------------
   Cash provided by capital share transactions                                          (286,364,999)
   Cash provided by borrowings                                                           553,814,169
   Cash repayment of borrowings                                                         (217,457,000)
   Distributions paid in cash*<F17>                                                         (663,510)
                                                                                     ---------------
                                                                                                             $49,328,660
                                                                                                             -----------
CASH PROVIDED (USED) BY OPERATIONS:
   Purchases of investments                                                           (7,702,629,797)
   Proceeds from sales of investments                                                  7,656,801,002
                                                                                     ---------------
                                                                                         (45,828,795)
                                                                                     ---------------
   Increase in deposit at brokers for short sales                                          3,911,722
   Net investment income                                                                  (5,524,327)
   Net change in receivables / payables related to operations                             (5,268,999)
                                                                                     ---------------
                                                                                          (6,881,604)
                                                                                                             (52,710,399)
                                                                                                             -----------

   Net increase in cash                                                                                       (3,381,739)
   Cash, beginning of year                                                                                     1,119,570
                                                                                                             -----------
   Cash, end of year                                                                                         $(2,262,169)
                                                                                                             -----------
                                                                                                             -----------
*<F17>  Non-cash financing activities include reinvestment of dividends of           $    20,840,244

Supplemental Information:
   Cash paid for interest                                                            $       192,347

                     See notes to the financial statements.

THE MERGER FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED          YEAR ENDED
                                                                SEPTEMBER 30, 2005  SEPTEMBER 30, 2004
                                                                ------------------  ------------------
Net investment loss                                               $   (5,524,327)     $  (10,907,842)
Net realized gain on investments sold, foreign
  currency translations, forward currency exchange
  contracts, securities sold short, equity swap contracts,
  and written option contracts expired or closed                      84,396,754          67,478,565
Change in unrealized appreciation / depreciation on
  investments, foreign currencies, forward currency
  exchange contracts, securities sold short, equity swap
  contracts and written option contracts                              11,038,149         (41,966,413)
                                                                  --------------      --------------
Net increase in net assets resulting from operations                  89,910,576          14,604,310
                                                                  --------------      --------------
Distributions to shareholders from:
     Net investment income                                              (221,569)         (3,130,756)
     Net realized gains                                              (21,282,185)                 --
                                                                  --------------      --------------
     Total dividends and distributions                               (21,503,754)         (3,130,756)
                                                                  --------------      --------------
Net increase (decrease) in net assets from capital
  share transactions (Note 4)                                       (265,013,374)        519,817,382
                                                                  --------------      --------------
Net increase (decrease) in net assets                               (196,606,552)        531,290,936

NET ASSETS:
Beginning of year                                                  1,681,281,168       1,149,990,232
                                                                  --------------      --------------
End of year (including accumulated undistributed net
  investment income (loss) of ($5,495,315) and $250,581
  respectively)                                                   $1,484,674,616      $1,681,281,168
                                                                  --------------      --------------
                                                                  --------------      --------------

                     See notes to the financial statements.

                                THE MERGER FUND
                              FINANCIAL HIGHLIGHTS
 Selected per share data is based on a share of beneficial interest outstanding throughout each year.

                                                     YEAR            YEAR            YEAR            YEAR             YEAR
                                                    ENDED           ENDED            ENDED           ENDED           ENDED
                                                  SEPT. 30,       SEPT. 30,        SEPT. 30,       SEPT. 30,       SEPT. 30,
                                                     2005            2004            2003            2002             2001
                                                  ---------       ---------        ---------       ---------       ---------

Net Asset Value, beginning of year                  $15.10          $14.84          $13.46          $15.74           $16.90

Income from investment operations:
   Net investment income (loss)(1)<F18>              (0.06)(2)<F19>  (0.08)(3)<F20>   0.05(2)<F19>    0.22(3)<F20>     0.31(3)<F20>
   Net realized and unrealized
     gain (loss) on investments                       0.94            0.38            1.53           (1.44)            0.32
                                                    ------          ------          ------          ------           ------
   Total from investment operations                   0.88            0.30            1.58           (1.22)            0.63
                                                    ------          ------          ------          ------           ------
Redemption fees                                       0.00(5)<F22>    0.00(5)<F22>      --              --               --
                                                    ------          ------          ------          ------           ------

Less distributions:
   Dividends from net investment income               0.00(5)<F22>   (0.04)          (0.20)          (0.21)           (0.14)
   Distributions from net realized gains             (0.20)             --              --           (0.85)           (1.65)
                                                    ------          ------          ------          ------           ------
   Total distributions                               (0.20)          (0.04)          (0.20)          (1.06)           (1.79)
                                                    ------          ------          ------          ------           ------
Net Asset Value, end of year                        $15.78          $15.10          $14.84          $13.46           $15.74
                                                    ------          ------          ------          ------           ------
                                                    ------          ------          ------          ------           ------

Total Return                                          5.88%           1.99%          11.88%          (8.39)%           3.86%

Supplemental Data and Ratios:
   Net assets, end of year (000's)              $1,484,675      $1,681,281      $1,149,990        $853,957         $982,893
   Ratio of operating expenses
     to average net assets                            1.77%           1.87%           1.86%           1.60%            1.99%
   Ratio of interest expense and dividends
     on short positions to average net assets         0.41%           0.50%           0.49%           0.22%            0.65%
   Ratio of operating expense to average
     net assets excluding interest expense
     and dividends on short positions
        Before expense waiver                         1.36%           1.37%           1.37%           1.38%            1.34%
        After expense waiver                          1.36%           1.37%           1.37%           1.38%            1.34%
   Ratio of net investment income
     to average net assets
        Before expense waiver                        (0.35)%         (0.68)%          0.22%           1.31%            1.91%
        After expense waiver                         (0.35)%         (0.68)%          0.22%           1.31%            1.91%
   Portfolio turnover rate(4)<F21>                  312.04%         256.88%         309.18%         258.37%          383.74%

              FOOTNOTES TO FINANCIAL HIGHLIGHTS ON FOLLOWING PAGE

(1)<F18> Net investment income before interest expense and dividends on short positions for the years ended September 30, 2005, 2004, 2003, 2002 and 2001, was $0.01, $0.00, $0.01, $0.16 and $0.27, respectively.
(2)<F19> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F20> Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout each period.
(4)<F21> The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average long positions throughout the period.
(5)<F22>  Amount less than $0.005 per share.

                     See notes to the financial statements.

                                THE MERGER FUND
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2005

NOTE 1 -- ORGANIZATION

     The Merger Fund (the "Fund") is a no-load, open-end, non-diversified investment company organized as a trust under the laws of the Commonwealth of Massachusetts on April 12, 1982, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was formerly known as the Risk Portfolio of The Ayco Fund. In January of 1989, the Fund's fundamental policies were amended to permit the Fund to engage exclusively in merger arbitrage. At the same time, Westchester Capital Management, Inc. became the Fund's investment adviser, and the Fund began to do business as The Merger Fund. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, liquidations and other types of corporate reorganizations.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A.   Investment Valuation

     Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"). Other listed securities are valued at the last sales price on the exchange on which such securities are primarily traded or, in the case of options, at the higher of the intrinsic value of the option or the last reported composite sales price. Securities not listed on an exchange and securities for which there are no transactions are valued at the average of the closing bid and asked prices. When pricing options, if no sales are reported or if the last sale is outside the bid and asked parameters, the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices will be used. Securities for which there are no such valuations are valued at fair value as determined in good faith by management under the supervision of the Board of Trustees. The Adviser (as defined herein) reserves the right to value securities, including options, at prices other than last-sale prices, intrinsic value prices, or the average of closing bid and asked prices when such prices are believed unrepresentative of fair market value as determined in good faith by the Adviser. When fair-valued pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. At September 30, 2005 fair-valued long securities represented 5.95% of investments, at value. Investments in United States government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments are carried at amortized cost, which approximates market value.

B.   Short Positions

     The Fund may sell securities or currencies short for hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statement of Assets and Liabilities.

     The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

C.   Transactions with Brokers for Short Sales

     The Fund's receivable from brokers for proceeds on securities sold short and deposit at brokers for short sales are with three major securities dealers. The Fund does not require the brokers to maintain collateral in support of the receivable from the broker for proceeds on securities sold short.

D.   Federal Income Taxes

     No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

E.   Written Option Accounting

     The Fund writes (sells) covered call options to hedge portfolio investments. Uncovered put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the higher of the intrinsic value of the option or the last sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the option contract written is valued at the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security.

F.   Purchased Option Accounting

     The Fund purchases put options to hedge portfolio investments. Call options may be purchased only for the purpose of closing out previously written covered call options. Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the higher of the intrinsic value of the option or the last sales price reported on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the option contract purchased is valued at the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities.

G.   Forward Currency Exchange Contracts

     The Fund may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

H.   Distributions to Shareholders

     Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to wash-loss deferrals, constructive sales, straddle-loss deferrals, adjustments on equity swap contracts, and unrealized gains or losses on Section 1256 contracts, which were realized, for tax purposes, at September 30, 2005. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. The Fund decreased accumulated net investment loss by $5,053,286, reduced realized accumulated gains by $7,405,945, and increased paid-in capital by $2,352,659. The Fund may utilize earnings and profits deemed distributed to shareholders on redemption of shares as part of the dividends-paid deduction.

I.   Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

J.   Foreign Securities

     Investing in securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include revaluation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

K.   Foreign Currency Translations

     The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:
(i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

L.   When-Issued Securities

     The Fund may sell securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the agreement, these securities may be delivered for cash proceeds at a future date. The Fund records sales of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other open short-sale positions. The Fund segregates and maintains at all times cash, cash equivalents or other liquid securities in an amount at least equal to the market value for when-issued securities.

M.   Guarantees and Indemnifications

     In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

N.   Other

     Investment and shareholder transactions are recorded on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is accounted for on the accrual basis. Investment income includes $5,795,579 of interest earned on receivables from brokers for proceeds on securities sold short and deposits. The Fund may utilize derivative instruments such as options, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

NOTE 3 -- AGREEMENTS

     The Fund's investment adviser is Westchester Capital Management, Inc. (the "Adviser") pursuant to an investment advisory agreement dated January 31, 1989. Under the terms of this agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% of the Fund's average daily net assets. Effective August 1, 2004, the Adviser agreed to waive 0.10% of its fee at net asset levels between $1.5 billion through $2 billion. When net assets of the Fund exceed $2 billion, the Adviser has agreed to waive 0.20% of its fee. Certain officers of the Fund are also officers of the Adviser.

     U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

     Distribution services are performed pursuant to distribution contracts with broker-dealers and other qualified institutions.

NOTE 4 -- SHARES OF BENEFICIAL INTEREST

     The Trustees have the authority to issue an unlimited amount of shares of beneficial interest without par value.

     Changes in shares of beneficial interest were as follows:

                                                 YEAR ENDED                             YEAR ENDED
                                             SEPTEMBER 30, 2005                     SEPTEMBER 30, 2004
                                         -------------------------               -------------------------
                                         SHARES             AMOUNT               SHARES             AMOUNT
                                         ------             ------               ------             ------
        Sold                            20,234,535        $312,111,072          71,059,650      $1,086,171,820
        Issued as reinvestment
          of dividends                   1,355,022          20,840,244             198,391           3,013,553
        Redemption fee                          --              44,851                  --              62,200
        Redeemed                       (38,803,235)       (598,009,541)        (37,447,925)       (569,430,191)
                                       -----------       -------------         -----------      --------------
        Net increase (decrease)        (17,213,678)      $(265,013,374)         33,810,116      $  519,817,382
                                       -----------       -------------         -----------      --------------
                                       -----------       -------------         -----------      --------------

     Effective March 5, 2004, the Fund closed to new investors.

NOTE 5 -- INVESTMENT TRANSACTIONS

     Purchases and sales of securities for the year ended September 30, 2005 (excluding short-term investments, options and short positions) aggregated $4,897,602,603 and $4,452,269,483, respectively. There were no purchases or sales of U.S. Government Securities.

     At September 30, 2005, the components of accumulated losses on a tax basis were as follows:

        Cost of Investments                                     $1,834,916,025
                                                                --------------
                                                                --------------
        Gross unrealized appreciation                               54,363,392
        Gross unrealized depreciation                              (93,138,977)
                                                                --------------
        Net unrealized depreciation                             $  (38,775,585)
                                                                --------------
                                                                --------------
        Undistributed ordinary income                           $   61,551,603
        Undistributed long-term capital gain                                --
                                                                --------------
        Total distributable earnings                            $   61,551,603
                                                                --------------
                                                                --------------
        Other accumulated losses                                   (24,220,489)
                                                                --------------
        Total accumulated losses                                $   (1,444,471)
                                                                --------------
                                                                --------------

     The tax components of dividends paid during the years ended September 30, 2005 and September 30, 2004 were as follows:

                                           2005                2004
                                           ----                ----
     Ordinary Income                   $21,503,754          $3,130,756
     Long-Term Capital Gains           $        --          $       --

     The Fund incurred a post-October capital loss of $17,809,171, which is deferred for tax purposes until the next fiscal year.

     For the fiscal year ended September 30, 2005 certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 24% for the Fund (unaudited).

     For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends-received deduction for the fiscal year ended September 30, 2005 was 23% for the Fund (unaudited).

NOTE 6 -- OPTION CONTRACTS WRITTEN

     The premium amount and the number of option contracts written during the year ended September 30, 2005, were as follows:

                                            PREMIUM AMOUNT  NUMBER OF CONTRACTS
                                            --------------  -------------------
     Options outstanding at
       September 30, 2004                   $ 12,088,977            52,051
     Options written                         170,543,307           892,983
     Options closed                          (44,792,582)         (280,110)
     Options exercised                       (91,217,279)         (440,858)
     Options expired                         (23,011,218)         (114,464)
                                            ------------          --------
     Options outstanding at
       September 30, 2005                   $ 23,611,205           109,602
                                            ------------          --------
                                            ------------          --------

NOTE 7 -- DISTRIBUTION PLAN

     The Fund has adopted an Amended and Restated Plan of Distribution (the "Plan") dated July 19, 2005, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will compensate broker-dealers or qualified institutions with whom the Fund has entered into a contract to distribute Fund shares ("Dealers"). Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Fund, which may be payable as a service fee for providing recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended September 30, 2005, the Fund incurred $3,425,548 pursuant to the Plan.

     The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund's outstanding shares.

NOTE 8 -- CREDIT FACILITY

     Custodial Trust Company has made available to the Fund a $400 million credit facility (subject to increase under certain conditions) pursuant to a Loan and Security Agreement ("Agreement") dated March 18, 1992 (subsequently amended) for the purpose of purchasing portfolio securities. The Agreement can be terminated by either the Fund or Custodial Trust Company with three months' prior notice. For the period October 1, 2004 to September 30, 2005, the interest rate on the outstanding principal amount was the Federal Funds Rate plus 0.75% (weighted average rate of 4.32% during the year ended September 30, 2005). Advances are collateralized by securities owned by the Fund and held separately in a special custody account pursuant to a Special Custody Agreement dated March 31, 1994. During the year ended September 30, 2005, the Fund had an outstanding average daily balance of $15,868,499. The maximum amount outstanding during the year ended September 30, 2005 was $341,080,000. At September 30, 2005, the Fund had a loan-payable balance of $334,095,000. As collateral for the loan, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The assets are required to be adjusted daily to reflect changes in the amount of the loan outstanding.

NOTE 9 -- FORWARD CURRENCY EXCHANGE CONTRACTS

     At September 30, 2005, the Fund had entered into "position hedge" forward currency exchange contracts that obligated the Fund to deliver or receive currencies at a specified future date. The net unrealized appreciation of $445,120 is included in the net unrealized appreciation (depreciation) section of the Statement of Assets and Liabilities. The terms of the open contracts are as follows:

 SETTLEMENT             CURRENCY TO              U.S. $ VALUE AT             CURRENCY TO        U.S. $ VALUE AT
    DATE                BE DELIVERED           SEPTEMBER 30, 2005            BE RECEIVED       SEPTEMBER 30, 2005
 ----------             ------------           ------------------            -----------       ------------------
  10/7/05        4,376,592 British Pounds         $  7,715,334         7,877,866 U.S. Dollars     $  7,877,866
  10/11/05       4,310,453 British Pounds            7,598,644         7,862,294 U.S. Dollars        7,862,294
  11/14/05      16,040,160 British Pounds           28,269,581        28,262,762 U.S. Dollars       28,262,762
  10/24/05      11,200,000 Canadian Dollars          9,644,189         9,576,742 U.S. Dollars        9,576,742
  11/3/05       14,548,800 Canadian Dollars         12,532,707        12,279,071 U.S. Dollars       12,279,071
  11/25/05      13,506,500 Canadian Dollars         11,642,197        11,527,268 U.S. Dollars       11,527,268
  12/16/05      10,911,225 Canadian Dollars          9,411,288         9,226,865 U.S. Dollars        9,226,865
  12/23/05       4,819,248 Canadian Dollars          4,157,679         4,124,656 U.S. Dollars        4,124,656
  12/30/05         560,000 Canadian Dollars            483,230           480,274 U.S. Dollars          480,274
  10/25/05       6,000,000 Euros                     7,218,839         7,355,400 U.S. Dollars        7,355,400
  10/28/05      25,647,060 Euros                    30,862,762        31,382,177 U.S. Dollars       31,382,177
  10/28/05       5,200,800 Swiss Francs              4,028,619         4,044,483 U.S. Dollars        4,044,483
  11/25/05     125,419,650 Swedish Krona            16,244,450        16,254,781 U.S. Dollars       16,254,781
                                                  ------------                                    ------------
                                                  $149,809,519                                    $150,254,639
                                                  ------------                                    ------------
                                                  ------------                                    ------------

NOTE 10 -- EQUITY SWAP CONTRACTS

     The Fund has entered into both long and short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR plus 25 to 100 basis points. A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract at a rate equal to LIBOR less 25 to 100 basis points.

     The Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

     Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract's expiration date.

     Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. At September 30, 2005, the Fund had the following open equity swap contracts:

                                                                                    UNREALIZED APPRECIATION
  TERMINATION DATE             SECURITY                                 SHARES          (DEPRECIATION)
  ----------------             --------                                 ------          --------------
      11/30/05        BPB PLC                                            300,000           $ 203,192
      12/1/05         BPB PLC                                          2,227,800            (249,967)
      10/31/05        Hexagon AB                                         (59,310)            (71,345)
      10/31/05        Leica Geosystems AG                                 11,820              49,538
      12/31/05        London Stock Exchange plc                          472,520            (311,097)
      12/31/05        London Stock Exchange plc                          323,224             (52,337)
      12/16/05        London Stock Exchange plc December Call           (179,500)            (10,128)
      10/6/05         Mersey Docks & Harbour Company                     439,427            (242,150)
      1/31/06         Old Mutual plc                                  (2,836,103)            327,334
      6/30/06         Telesystem International Wireless Inc.             904,334            (221,894)
      6/30/06         Telesystem International Wireless Inc.             310,000              12,400
      6/30/06         Telesystem International Wireless Inc.           2,940,190               1,676
      11/30/05        Unicredito Italiano SPA                         (2,838,160)            240,777
      10/21/05        VNU NV October Call                               (250,000)           (256,855)
                                                                                           ---------
                                                                                           $(580,856)
                                                                                           ---------
                                                                                           ---------

     For the year ended September 30, 2005, the Fund realized losses of $1,901,206 upon the termination of equity swap contracts. Such losses may have been offset by gains on related long or short equity positions or forward currency exchange contracts.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Merger Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, of securities sold short, and of options written, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund (the "Fund") at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
November 18, 2005

                    INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Officers and Trustees of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Officers and Trustees and is available, without charge, upon request by calling 1-800-343-8959.

                                         TERM OF                                  # OF PORTFOLIOS   OTHER
                          POSITIONS (S)  OFFICE AND                               IN FUND COMPLEX   DIRECTORSHIPS
                          HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION       OVERSEEN BY       HELD BY OFFICER
NAME, ADDRESS AND AGE     THE FUND       TIME SERVED   DURING PAST FIVE YEARS     TRUSTEE**<F24>    OR TRUSTEE
---------------------     -------------  -----------   ----------------------     ---------------   ---------------
Frederick W. Green*<F23>  President      Indefinite;   President of               2                 None
Westchester Capital       and            since 1989    Westchester Capital
Management, Inc.          Trustee                      Management, Inc.,
100 Summit Lake Drive                                  the Fund's Adviser.
Valhalla, NY  10595
Age: 58

Bonnie L. Smith           Vice           One-year      Vice President of          N/A               None
Westchester Capital       President,     term;         Westchester Capital
Management, Inc.          Secretary      since 1989    Management, Inc.,
100 Summit Lake Drive     and                          the Fund's Adviser.
Valhalla, NY  10595       Treasurer
Age: 57

James P. Logan, III       Independent    Indefinite;   President of Logan,        2                 None
Logan, Chace LLC          Trustee        since 1989    Chace LLC, an
420 Lexington Avenue                                   executive search firm.
New York, NY  10170                                    Chairman of J.P.
Age: 69                                                Logan & Company.

Michael J. Downey         Independent    Indefinite;   Managing Partner of        2                 President and
c/o Westchester           Trustee        since 1995    Lexington Capital                            Director of The
Capital Management, Inc.                               Investments.                                 Asia Pacific
100 Summit Lake Drive                                  Consultant and                               Fund, Inc;
Valhalla, NY 10595                                     independent financial                        Director of the
Age: 61                                                adviser since July                           AllianceBernstein
                                                       1993.                                        core mutual fund
                                                                                                    group.

Roy D. Behren             Chief          One-year      Analyst and Trader         N/A               Director of
100 Summit Lake Drive     Compliance     term;         for Westchester                              Redback
Valhalla, NY 10595        Officer        since 2004    Capital Management,                          Networks Inc.
Age: 45                                                Inc., the Fund's Adviser.

 *<F23> Denotes a trustee who is an "interested person" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or of the Fund's Adviser.
**<F24>   The Fund Complex consists of the Fund and The Merger Fund VL.

                                THE MERGER FUND
                    AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund generally votes proxies relating to portfolio securities may be obtained without charge by calling the Fund's Transfer Agent at 1-800-343-8959 or by visiting the SEC's website at www.sec.gov. Information
                                                      -----------
regarding how the Fund voted proxies during the period ended June 30, 2005 is available on the SEC's website or by calling the toll-free number listed above.

                  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied
                                      -----------
at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

INVESTMENT ADVISER
     Westchester Capital Management, Inc.
     100 Summit Lake Drive
     Valhalla, NY  10595
     (914) 741-5600

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND PAYING
AGENT AND SHAREHOLDER SERVICING AGENT
     U.S. Bancorp Fund Services, LLC
     615 East Michigan Street
     P.O. Box 701
     Milwaukee, WI  53201-0701
     (800) 343-8959

CUSTODIAN
     U.S. Bank, N.A.
     P.O. Box 701
     Milwaukee, WI  53201-0701
     (800) 343-8959

TRUSTEES
     Frederick W. Green
     Michael J. Downey
     James P. Logan, III

EXECUTIVE OFFICERS
     Frederick W. Green, President
     Bonnie L. Smith, Vice President,
       Treasurer and Secretary
     Roy D. Behren, Chief Compliance Officer

COUNSEL
     Fulbright & Jaworski L.L.P.
     666 Fifth Avenue
     New York, NY  10103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     PricewaterhouseCoopers LLP
     100 East Wisconsin Avenue
     Milwaukee, WI  53202

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Michael J. Downey and James P. Logan, III are audit committee financial experts and are considered to be independent as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees and tax fees by the principal accountant.

                         FYE 09/30/2005         FYE 09/30/2004
                         --------------         --------------

Audit Fees                   $56,000                $52,500
Audit-Related Fees
Tax Fees                      $8,600                 $8,100
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. The audit committee approved 100% of the tax services provided by the registrant's principal accountant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

There were no non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
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COMPANY AND AFFILIATED PURCHASERS.
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Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
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There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
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(a)  (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  THE MERGER FUND
                   -------------------------------

     By (Signature and Title) /s/ Frederick W. Green
                              -----------------------------
                              Frederick W. Green, President

     Date      11/30/05
           ---------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /s/ Frederick W. Green
                              -----------------------------
                              Frederick W. Green, President

     Date      11/30/05
           ---------------------------------------

     By (Signature and Title) /s/ Bonnie L. Smith
                              --------------------------
                              Bonnie L. Smith, Treasurer

     Date      11/30/05
           ---------------------------------------